THESE WARRANTS ARE NOT TRANSFERABLE.

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

WARRANTS TO PURCHASE COMMON SHARES

OF

ARGENTEX MINING CORPORATION.
(incorporated under the laws of the State of Delaware)

Number •	Number of Warrants represented by this certificate: •

          THIS CERTIFIES THAT, for value received, • (the “Holder”), being the registered holder of these warrants (the “Warrants”) is entitled, at any time prior to 5:00 p.m. (Vancouver time) on the Expiry Day (as defined below) to subscribe for and purchase the number of common shares (the “Warrant Shares”) of Argentex Mining Corporation (the “Company”) set forth above on the basis of one Warrant Share at a price of C$0.90 (the “Exercise Price”) for each Warrant exercised, subject to adjustment as set out herein and only in accordance with the provisions hereof, by surrendering to the Company at its principal office, 602 – 1112 West Pender Street, Vancouver, British Columbia V6E 2S1, Canada, this Warrant certificate (the “Warrant Certificate”), with a completed and executed subscription form attached hereto, and payment in full for the Warrant Shares being purchased.

          The Company shall treat the Holder as the absolute owner of this Warrant Certificate for all purposes and the Company shall not be affected by any notice or knowledge to the contrary. The Holder shall be entitled to the rights evidenced by this Warrant Certificate free from all equities and rights of set-off or counterclaim between the Company and the original or any intermediate holder and all persons may act accordingly and the receipt by the Holder of the Warrant Shares issuable upon exercise hereof shall be a good discharge to the Company and the Company shall not be bound to inquire into the title of any such Holder.

1.	Definitions: In this Warrant Certificate, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

	(a)	“Adjustment Period” means the period commencing on the date hereof and ending at the Expiry Time;

(b)	“Business Day” means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in Toronto, Ontario or Vancouver, British Columbia;

(c)

“Common Shares” means the common shares of the Company as such shares are constituted on the date hereof, as the same may be reorganized, reclassified or otherwise changed pursuant to any of the events set out in Section 11 hereof;

(d)	“Company” means Argentex Mining Corporation, a company incorporated under the laws of the State of Delaware and its successors and assigns;

(e)

“Current Market Price” of a Common Share at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the TSXV for the 20 Trading Days prior to the relevant date or, if the Common Shares are not listed on the TSXV, on any other stock exchange on which such shares are then listed as may be selected by the directors of the Company or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market with the weighted average price per Common Share being determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 Trading Days by the aggregate number of Common Shares so sold or, if the Common Shares are not listed or quoted on any stock exchange or over-the-counter market, such price as may be determined by the directors of the Company;

(f)

“Dividends Paid in the Ordinary Course” means dividends paid in any financial year of the Company, whether in (i) cash; (ii) shares of the Company; (iii) warrants or similar rights to purchase any shares of the Company or property or other assets of the Company provided that the value of such dividends does not in such financial year exceed the greater of:

(i) 150% of the aggregate amount of dividends paid by the Company on the Common Shares in the 12-month period ending immediately prior to the first day of such financial year; and

(ii)

100% of the consolidated net earnings from continuing operations of the Company, before any extraordinary items, for the 12-month period ending immediately prior to the first day of such financial year (such consolidated net earnings from continuing operations to be computed in accordance with generally accepted accounting principles in Canada);

(g)	“Early Expiry Date” means 30 days following the receipt by the Holder of the Early Expiry Notice;

(h)

“Early Expiry Event” means the date on which the Common Shares have traded on the TSXV or the OTC Bulletin Board for a period of 30 consecutive trading days with an average closing price greater than C$1.25; and if the average price on the OTC Bulletin Board is used, the Company shall calculate the price in Canadian dollars using the “$US/$C noon rate” as published from time to time on the Bank of Canada website;

(i)

“Early Expiry Notice” means a written notice from the Company advising the Holder of the Early Expiry Event, such notice to be sent within five (5) Business Days following the Early Expiry Event, and provided that the Company shall not give such notice to the holder until the Registration Statement has been declared effective by the SEC;

(j)	“Exercise Price” means C$0.90 per Warrant Share, subject to adjustment in accordance with Section 11 hereof;

(k)	“Expiry Day” means the earlier of (i) November • , 2011; and (ii) the Early Expiry Date;

(l)	“Expiry Time” means 5:00 p.m. (Vancouver time), on the Expiry Day;

(m)	“Holder” shall have the meaning ascribed thereto on the face page hereof;

(n)

“person” means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof or any other entity whatsoever;

(o)

“Registration Statement” means the registration statement of the Company on Form S-1, or a successor form, and as such Registration Statement may be amended from time to time under the U.S. Securities Act, to be filed with the SEC in order to register the Warrant Shares for resale;

(p)	“SEC” means the United States Securities and Exchange Commission;

(q)	“Trading Day” with respect to a stock exchange, market or over-the-counter market means a day on which such stock exchange or over-the-counter market is open for business;

(r)	“TSXV” means the TSX Venture Exchange;

(s)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(t)	“U.S. Person” means U.S. person as that term is defined in Regulation S under the U.S. Securities Act;

(u)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(v)	“Warrant” means a warrant exercisable to purchase one Warrant Share at the Exercise Price until the Expiry Time; and

(w)	“Warrant Share” means the Common Share issuable upon the exercise of the Warrant.

2.

Expiry Time: At the Expiry Time, all rights under the Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall expire and be of no further force and effect.

3.	Exercise Procedure:

(a)

The Holder may exercise the right to subscribe and purchase the number of Warrant Shares herein provided, by delivering to the Company prior to the Expiry Time at its principal office this Warrant Certificate, with the subscription form attached hereto duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Company, together with a certified cheque or bank draft payable to or to the order of the Company in an amount equal to the aggregate Exercise Price in respect of the Warrants so exercised. Any Warrant Certificate so surrendered shall be deemed to be surrendered only upon delivery thereof to the Company at its principal office set forth herein (or to such other address as the Company may notify the Holder).

(b)

Upon such delivery as aforesaid, the Company shall cause to be issued to the Holder hereof the Warrant Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder hereof shall become a shareholder of the Company in respect of the Warrant Shares subscribed for with effect from the date of such delivery and shall be entitled to delivery of a certificate evidencing the Warrant Shares and the Company shall cause such certificates to be mailed to the Holder hereof at the address or addresses specified in such subscription as soon as practicable, and in any event within five (5) Business Days of such delivery.

(c)

The certificate or certificates representing Warrant Shares issued before March • , 2010 upon exercise of the Warrants represented hereby shall be impressed with a legend substantially in the following form:

CANADIAN LEGEND:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH • , 2010.”

TSXV LEGEND:

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL MARCH • , 2010.”

(d)

Unless the Registration Statement has been declared effective and the Holder executes and delivers to the Company such written undertakings as the Company and its counsel may reasonably require in order to ensure compliance with the relevant provisions of the U.S. Securities Act, the certificate or certificates representing Warrant Shares issued upon exercise of the Warrants represented hereby shall be impressed with a legend substantially in the following form:

U.S. LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD

EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

(e)

(A) These Warrants may not be exercised in the United States or by, or on behalf of, a U.S. Person and (B) no Warrant Shares issued upon exercise of these Warrants may be delivered to any address in the United States unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws and (i) the Holder has delivered to the Company a completed and duly executed copy of the U.S. Accredited Investor Status Certificate attached to the subscription form as Schedule “A” or (ii) if the Holder cannot satisfy clause (i) hereof, the Holder has contacted the Company, and if requested by the Company, the Holder has delivered to the Company, in a form acceptable to the Company and its counsel acting reasonably, an opinion of counsel to the effect that an exemption from the registration requirements of the U.S. Securities Act for the exercise of the Warrants and the issuance of the Warrant Shares is available. For clarity, it will be reasonable, if deemed necessary by the Company, for the Company to obtain an independent legal opinion from its own counsel, at its own expense, to this effect.

4.

Partial Exercise: The Holder may subscribe for and purchase a number of Warrant Shares less than the maximum number the Holder is entitled to purchase pursuant to the full exercise of this Warrant Certificate. In the event of any such subscription prior to the Expiry Time, the Holder shall be entitled to receive, without charge, a new Warrant Certificate (with or without legends as may be appropriate) in respect of the balance of the Warrant Shares which the Holder was entitled to subscribe for pursuant to this Warrant Certificate and which were then not purchased.

5.

No Fractional Shares: Notwithstanding any adjustments provided for in Section 11 hereof or otherwise, the Company shall not be required upon the exercise of any Warrants to issue fractional Warrant Shares in satisfaction of its obligations hereunder and, in any such case, the number of Warrant Shares issuable upon the exercise of any Warrants shall be rounded down to the nearest whole number, without any payment or consideration therefor.

6.

Exchange of Warrant Certificates: This Warrant Certificate may be exchanged for Warrant Certificates representing in the aggregate the same number of Warrants and entitling the Holder thereof to subscribe for and purchase an equal aggregate number of Warrant Shares at the same Exercise Price and on the same terms as this Warrant Certificate (with or without legends as may be appropriate).

7.	Transfer of Warrants: These Warrants are not transferable.

8.

Not a Shareholder: Nothing in this Warrant Certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

9.

No Obligation to Purchase: Nothing herein contained or done pursuant hereto shall obligate the Holder to subscribe for or the Company to issue any shares except those shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

10.	Covenants:

(a)

The Company covenants and agrees that so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Warrant Shares to satisfy the right of purchase herein provided for, it will cause the Warrant Shares subscribed for and purchased in the manner herein provided to be issued and delivered as directed and such Warrant Shares shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Company or to its creditors in respect thereof.

(b)

The Company covenants and agrees that until the Expiry Time, while the Warrants (or remaining portion thereof) shall be outstanding, the Company shall use its commercially reasonable efforts to preserve and maintain its corporate existence, to remain listed on the TSXV, remain a reporting issuer not in default of the requirements of the applicable securities laws in the Canadian jurisdictions in which the Company is currently a reporting issuer and to ensure that the Company shall make all requisite filings necessary to remain a reporting issuer not in default of the requirements of the applicable securities laws in the Canadian jurisdictions in which the Company is currently a reporting issuer.

(c)

The Company shall use its commercially reasonable efforts to ensure the Warrant Shares are listed and posted for trading on the TSXV or such other stock exchange or over-the-counter market as the Common Shares may be listed or quoted (as the case may be) at the time of exercise of the Warrants.

(d)

If the issuance of the Warrant Shares upon the exercise of the Warrants requires any filing or registration with (other than the filing of a prospectus or similar disclosure document) or approval of any securities regulatory authority or other governmental authority or compliance with any other requirement under any law before such Warrant Shares may be validly issued (other than the filing of a prospectus or similar disclosure document), the Company agrees to use its commercially reasonable efforts to secure such filing, registration, approval or compliance, as the case may be.

(e)

The Company will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, all other acts, deeds and assurances in law as may be reasonably required for the better accomplishing and effecting of the intentions and provisions of this Warrant Certificate.

11.	Adjustments:

(a)

Adjustment: The rights of the holder of this Warrant Certificate, including the number of Warrant Shares issuable upon the exercise of such Warrants, will be adjusted from time to time in the events and in the manner provided in, and in accordance with the provisions of, this Section. The purpose and intent of the adjustments provided for in this Section is to ensure that the rights and obligations of the Holder are neither diminished or enhanced as a result of any of the events set forth in paragraphs (b), (c) or (d) of this Section. Accordingly, the provisions of this Section shall be interpreted and applied in accordance with such purpose and intent.

(b) The Exercise Price in effect at any date will be subject to adjustment from time to time as follows:

(i)

Share Reorganization: If and whenever at any time during the Adjustment Period, the Company shall (A) subdivide, redivide or change the outstanding Common Shares into a greater number of Common Shares, (B) consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares, or (C) fix a record date for the issue of Common Shares or securities convertible into or exchangeable for Common Shares to all of the holders of Common Shares by way of a stock dividend or other distribution other than a Dividend Paid in the Ordinary Course, then, in each such event, the Exercise Price shall, on the record date for such event or, if no record date is fixed, the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Exercise Price in effect immediately prior to such date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the denominator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment shall be made successively whenever any such event shall occur. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for such stock dividend for the purpose of calculating the number of outstanding Common Shares under paragraphs 11(b)(i) and (ii) hereof.

(ii)

Rights Offering: If and whenever at any time during the Adjustment Period, the Company shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares entitling the holders thereof, within a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95% of the Current Market Price on such record date, then the Exercise Price shall be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares so offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, provided that if two or more such record dates referred to in this paragraph 11(b)(ii) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for

Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(iii)

Distribution: If and whenever at any time during the Adjustment Period, the Company shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of (A) shares of any class other than Common Shares whether of the Company or any other corporation, (B) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares or property or other assets of the Company (other than rights, options or warrants exercisable by the holders thereof within a period expiring not more than 45 days after the record date for such issue or distribution to acquire Common Shares or securities exchangeable for or convertible into Common Shares at a price per share, or at an exchange or conversion price per share in the case of securities exchangeable for or convertible into Common Shares, of at least 95% of the Current Market Price of the Common Shares on such record date), (C) evidences of indebtedness, or (D) cash, securities or other property or assets then, in each such case and if such distribution does not constitute a Dividend Paid in the Ordinary Course, or fall under clauses (i) or (ii) above, the Exercise Price will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the earlier of such record date and the date on which the Company announces its intention to make such distribution, less the aggregate fair market value (as determined by the directors, acting reasonably, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Company or any subsidiary of the Company shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, provided that if two or more such record dates referred to in this paragraph 11(b)(iii) are fixed within a period of 25 Trading Days, such adjustment will be made successively as if each of such record dates occurred on the earliest of such record dates. To the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect based upon such rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

(c)

Reclassifications: If and whenever at any time during the Adjustment Period, there is (A) any reclassification of or amendment to the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Company (other than as described in subsection 11(b) hereof), (B) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Company with or into any other corporation resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Company, or (C) any sale, lease, exchange or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity, then, in each such event, the Holder of these Warrants which are thereafter exercised shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such Holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such Holder would have been entitled to receive as a result of such event if, on the effective date thereof, such Holder had been the registered holder of the number of Common Shares to which such Holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this subsection with respect to the rights and interests thereafter of the Holder of this Warrant Certificate to the end that the provisions set forth in this subsection will thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant. Any such adjustments will be made by and set forth in an instrument supplemental hereto approved by the directors, acting reasonably, and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(d)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of subsection 11(b) or 11(c) of this Warrant Certificate, then the number of Warrant Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Warrant Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

12.	Rules Regarding Calculation of Adjustment of Exercise Price:

(a)

The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest whole Warrant Share and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(b)

No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price and no adjustment in the Exercise Price is required unless such adjustment would result in a change of at least one one-hundredth of a Warrant Share; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)

No adjustment in the Exercise Price will be made in respect of any event described in Section 11, other than the events referred to in clauses 11(1)(c), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised these Warrants prior to or on the effective date or record date of such event.

	(d)	No adjustment in the Exercise Price will be made under Section 11 in respect of the issue from time to time of Common Shares issuable from time to time as Dividends

Paid in the Ordinary Course to holders of Common Shares who exercise an option or election to receive substantially equivalent dividends in Common Shares in lieu of receiving a cash dividend.

(e)

If at any time a question or dispute arises with respect to adjustments provided for in Section 11, such question or dispute will be conclusively determined by the auditor of the Company or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action of the directors of the Company and any such determination, subject to regulatory approval and absent manifest error, will be binding upon the Company and the Holder. The Company will provide such auditor or chartered accountant with access to all necessary records of the Company.

(f)

If the Company sets a record date to take any action described in Section 11 and, thereafter and before the taking of any such action, decides not to implement it or take such action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(g)

If a resolution of the directors of the Company does not fix a record date for any event which would require any adjustment to these Warrants or the applicable corporate statute does not fix a record date for such an event, the Company will be deemed to have fixed as the record date therefor the date on which the event is effected.

(h)

As a condition precedent to the taking of any action which would require any adjustment to the Warrant Shares issuable under these Warrants, including the Exercise Price, the Company shall take any corporate action which may be necessary in order that the Company or any successor to the Company or successor to the undertaking or assets of the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(i)

If the Company has publicly announced any event or has fixed a record date or effective date which requires an adjustment or readjustment as provided in Section 11, and the Company is obligated to or elects to provide notice of such event and the particular to the holders of Common Shares, the Company shall likewise give notice to the Holder, which notice shall specify the particulars of such event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price, the record date and the effective date for such event, and such notice shall be provided and delivered on the same terms and in the same manner as would be required to be given to the holders of Common Shares.

(j)

In any case that an adjustment pursuant to Section 11 shall become effective immediately after a record date for or an effective date of an event referred to herein, the Company may defer, until the occurrence and consummation of such event, issuing to the Holder of these Warrants, if exercised after such record date or effective date and before the occurrence and consummation of such event, the additional Warrant Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that the Company will deliver to the Holder an appropriate instrument evidencing the Holder’s right to receive such additional Warrant Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Warrant Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Exercise Date or such later date as the Holder would, but for the provisions of this subsection, have become the holder of record of such additional Warrant Shares or of such other securities or property.

13.	Consolidation and Amalgamation:

(a)

The Company shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Company and the successor corporation shall have executed such instruments and done such things as the Company, acting reasonably, considers necessary or advisable to establish that upon the consummation of such transaction:

		(i)	the successor corporation will have assumed all the covenants and obligations of the Company under this Warrant Certificate, and

(ii)

the Warrants and the terms set forth in this Warrant Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(b)

Whenever the conditions of subsection 13(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Company under this Warrant Certificate in the name of the Company or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Company may be done and performed with like force and effect by the like directors or officers of the successor corporation.

14.

Limitation on Exercise of Warrants: Notwithstanding anything contained herein to the contrary, the rights represented by these Warrants shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with any person or company acting jointly or in concert with the Holder (the “Joint Actors”) would in the aggregate beneficially own, or exercise control or direction over, that number of voting securities of the Company which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. For greater certainty, the rights represented by these Warrants shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise, if, after giving effect to such exercise, the Holder, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Company. In connection with the exercise of these Warrants, the Holder shall provide the Company with a duly completed and executed subscription form attached hereto in which the Holder represents, warrants and certifies that the exercise of these Warrants shall not result in the Holder or its Joint Actors holding more than 20% of the issued and outstanding voting securities or holding a number of voting securities sufficient to materially affect the control of the Company, and the Company shall be entitled to rely thereon.

15.

Representation and Warranty: The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has all corporate and lawful power and authority to create and issue these Warrants and the Warrant Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

16.

If Share Transfer Books Closed: The Company shall not be required to deliver certificates for Warrant Shares while the share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Warrant Shares called for thereby during any such period delivery of certificates for Warrant Shares may be postponed for a period not exceeding three (3) Business Days after the date of the re-opening of said share transfer books provided that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such certificates for the Warrant Shares called for after the share transfer books shall have been re-opened.

17.

Lost Certificate: If the Warrant Certificate evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed the Company shall issue and countersign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost mutilated or destroyed provided that the Holder shall bear the reasonable cost of the issue thereof and in case of loss, destruction or theft, shall, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate as shall be satisfactory to the Company, in its sole discretion acting reasonably, and the Holder may also be required to furnish an indemnity in form satisfactory to the Company, in its sole discretion acting reasonably, and shall pay the reasonable charges of the Company in connection therewith.

18.

Governing Law: This Warrant Certificate shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable therein but the reference to such laws shall not, by conflict of laws, rules or otherwise, require the application of the law of any jurisdiction other than the Province of British Columbia.

19.

Severability: If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

20.

Amendments: Subject to the approval of the TSXV, the provisions of these Warrants may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Company and the Holder, provided that, in the event that any amendment, modification or waiver results in terms that are more favourable to the Holder hereof, the Company shall offer to make such amendment, modification or waiver applicable to all Holders under the Warrants issued on the date hereof.

21.	Modification of Provisions for Certain Purposes: Notwithstanding Section 20 hereof, the Company may from time to time modify the provisions of this Warrant Certificate to the extent that such modifications do not alter any material terms of this Warrant Certificate and are not prejudicial to the rights of the Holder hereof, including for the following purposes:

(a)

making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein;

(b)	making any modification in the form of the Warrants which does not affect the substance thereof; and

(c)	to evidence any successions of any corporation and the assumption of any successor of the covenants of the Company herein and in the Warrants contained as provided herein.

22.

Headings: The headings of the articles, sections, subsections and clauses of this Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant Certificate.

23.

Numbering of Articles, etc.: Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant Certificate.

24.

Gender: Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

25.

Day not a Business Day: In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

26.

Binding Effect: This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder, its successors, assigns and legal personal representatives and shall be binding upon the Company and its successors.

27.

Notice: Unless herein otherwise expressly provided, a notice to be given hereunder will be deemed to be validly given if the notice is sent by facsimile or prepaid same day courier addressed as follows:

	(a)	If to the Holder at the latest address of the Holder as recorded on the books of the Company; and

	(b)	If to the Company at:

Argentex Mining Corporation 602 – 1112 West Pender Street Vancouver, British Columbia V6E 2S1 Canada

Attention:              Kenneth Hicks, President
Facsimile No.:        (604) 568-1540

with a copy to:

Clark Wilson LLP
800 – 885 West Georgia Street
Vancouver, British Columbia V6C 3H1
Canada

Attention:             Ethan Minsky
Facsimile No.:       (604) 687-6314

28.	Time of Essence: Time shall be of the essence hereof.

          IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of this ______ day of November, 2009.

ARGENTEX MINING CORPORATION

Per:
Authorized Signing Officer

SUBSCRIPTION FORM

TO:	Argentex Mining Corporation
602 – 1112 West Pender Street
Vancouver, British Columbia V6E 2S1
Canada

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for __________________ Warrant Shares of Argentex Mining Corporation (the “Company”) pursuant to the within Warrant Certificate and tenders herewith a certified cheque or bank draft for C$ _____________________(C$0.90 per Warrant Share) in full payment therefor.

The undersigned holder hereby represents, warrants and certifies as follows: (Please check the ONE box applicable):

[ ]	A

The undersigned holder (i) at the time of exercise of the Warrants is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (iii) is not exercising the Warrants on behalf of a “U.S. person”; and (iv) did not execute or deliver this subscription form in the United States.

[ ]	B.	The undersigned holder has delivered to the Company a completed and duly executed copy of the U.S. Accredited Investor Status Certificate attached hereto as Schedule “A”.

[ ]	C.

If the holder cannot check box (A) or box (B), the holder must contact the Company. If requested by the Company, the undersigned holder will deliver to the Company, in a form acceptable to the Company and its counsel acting reasonably, an opinion of counsel to the effect that an exemption from the registration requirements of the U.S. Securities Act for the exercise of the Warrants and the issuance of the Warrant Shares is available. For clarity, it will be reasonable, if deemed necessary by the Company, for the Company to obtain an independent legal opinion from its own counsel, at its own expense, to this effect.

The undersigned holder hereby further represents, warrants and certifies that the exercise of these Warrants and the issuance of the Warrant Shares hereunder will not result in the holder, together with any person or company acting jointly or in concert with the holder, in the aggregate (i) beneficially owing or exercising control or direction over 20% or more of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise, or (ii) being deemed to hold a sufficient number of voting securities to materially affect the control of the Company.

The undersigned holder hereby directs that the Warrant Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF WARRANT SHARES

DATED this ______________ day of _________________________________, 20_____ .

NAME:

Signature:

Print name of individual
whose signature appears
above if different than
the name printed above:

________ Please check if the certificates representing the Warrant Shares are to be delivered at the Company’s principal office where this Warrant Certificate is surrendered, failing which the certificates representing the Warrant Shares will be mailed to the address in the registration instructions set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate representing the unexercised Warrants will be issued and delivered with the certificate representing the Warrant Shares.

Notes:

Certificates will not be registered or delivered to an address in the United States unless Box B or Box C above is checked.

If Box C is to be checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with exercise will be reasonably satisfactory in form and substance to the Company and its counsel.

SCHEDULE “A”

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

If the undersigned is a U.S. Person or a person in the United States or is exercising the Warrants on behalf of a U.S. Person or a person in the United States, the undersigned hereby represents, warrants and certifies to the Company that, at the time of the exercise of the Warrants, the undersigned or the person for whom it is acting satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the U.S. Securities Act, indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

________

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Warrant Shares, with total assets in excess of US$5,000,000.

________	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US$1,000,000.

________

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

________

A “bank” as defined under Section (3)(a)(2) of the U.S. Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance corporation as defined in Section 2(13) of the U.S. Securities Act; an investment corporation registered under the Investment Corporation Act of 1940 (United States) or a business development corporation as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance corporation or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors. A private business development corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

________

A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Warrant Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act.

________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the undersigned claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned’s status as an Accredited Investor.

If the undersigned is an entity which initialled the last category in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

____________________________________________________________________________________

The undersigned hereby certifies that the information contained in this U.S. Accredited Investor Status Certificate is complete and accurate and the undersigned will notify the Company promptly of any change in any such information. If this U.S. Accredited Investor Status Certificate is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this U.S. Accredited Investor Status Certificate on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Status Certificate as of _______________________, 20____.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No. (if applicable)